Exhibit 10.3

ASSIGNMENT AND BILL OF SALE

EATON RAPIDS, ACKLEY AND MASON PROSPECTS

THIS ASSIGNMENT AND BILL OF SALE (“Assignment”), dated this 14th day of June, 2011 (the “Effective Date”), is made by and between RANGE MICHIGAN LLC, a Wyoming limited liability company, having a mailing address of P.O. Box, 504 Fremont St., Thermopolis, Wyoming 82443 (“Assignor”), and LJM ENERGY CORP., a Nevada Corporation with a mailing address of 9190 Double Diamond Parkway, Reno Nevada 89521 (“Assignee”).

WHEREAS, Assignor is the lessee of certain oil and gas leases, such leases being located in Ingham County, Michigan and more particularly described on Exhibit A attached hereto and hereby incorporated herein for all purposes (the “Leases”).

WHEREAS, Assignor desires to assign an undivided forty three and three quarters percent (43.75%) working interest in and to the Leases and any Oil and Gas Substances produced from the Leases hereafter and Assignee desires to accept such assignment as set forth herein.

NOW, THEREFORE, for and in consideration of the covenants and agreements contained herein, the sum of TEN DOLLARS ($10.00), the transfer of certain shares or other equity interests in Assignee or its successor, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by the parties, the parties agree as follows:

1.
Assets Assigned or Granted.  Effective as of the Effective Date, Assignor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, CONVEYS and DELIVERS unto the Assignee, and its successors and assigns, an undivided forty three and three quarters percent (43.75%) interest in and to the following assets:

i. the Leases;

ii. the Oil and Gas Substances produced from the Leases hereafter;

The assets and interests described in subsections i and ii, above are hereafter referenced as the “Oil and Gas Interests.”

For purposes of this Assignment, the term “Oil and Gas Substances” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable or non-marketable substances produced therewith.

2.	Warranty. Assignor warrants title to the Oil and Gas Interests to be free of claims arising by, through or under Assignor, but not otherwise.

3.
Disclaimer.  ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY, AND HEREBY EXPRESSLY DISCLAIMS SAME, AS TO THE EXISTENCE, QUALITY OR QUANTITY OF OIL AND /OR GAS ON THE PROPERTIES SUBJECT TO THE LEASES. THE PARTIES AGREE THAT TO THE EXTENT REQUIRED TO BE OPERATIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS DISCLAIMERS” FOR THE PURPOSES OF EVERY APPLICABLE LAW, RULE OR ORDER.

4.
General.  This Assignment represents the entire agreement between the parties, and it may not be amended or altered except in writing signed by both parties.  This Assignment will be governed by the Laws of the State of Michigan, without regard to its provisions regarding conflicts of laws.  This Assignment may be executed in any number of counterparts, each of which shall be of equal dignity and all of which shall constitute but one and the same instrument. Upon request from Assignee, Assignor shall execute a memorandum or short form of this Assignment which shall be suitable for recordation in the official public records of the county and state in which the property subject to this Assignment is located.

5.	Binding Effect. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

[END OF TEXT; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be effective as of the Effective Date.

RANGE MICHIGAN LLC By its Manager: Range Exploration Partners LLC

By:	/s/ Frode Aschim
Frode Aschim
Its:	Manager

IN WITNESS WHEREOF the parties hereby execute and deliver this Assignment effective as of the Effective Date.

LJM LJM Energy Corp.

By:	/s/ Joel Felix
Joel Felix
Its:	Chief Executive Officer

Exhibit A

Range Leases

For all leases below Range Michigan LLC is Lessee, Working Interest is 100% and Net Revenue Interest is 80%

Drilling Prospect	Lessor	Lease Date	TWP	Section	Net Acres	Liber-Page
Ackley	Larry G. Farnham Trust	06/03/08	T1S R6W	4; 9	40.7	L-3428 P-578
Ackley	Roger L. Farkas Living Trust Betty J. Farkas Living Trust	06/04/08	T1S R6W	4	90.2	L-3428 P-542
Ackley	Donald V. Willis	06/04/08	T1S R6W	3	14.0	L-3428 P-498
Ackley	Janae L. Hall	06/10/08	T1S R6W	3	10.5	L-3428 P-550
Ackley	Norman D. Stevens	06/11/08	T1S R6W	3	40.0	L-3428 P-482
Ackley	James O. Head Living Trust	06/12/08	T1S R6W	3	30.0	L-3428 P-558
Ackley	Melvin Stone	06/12/08	T1S R6W	3	10.8	L-3428 P-518
Ackley	Helen Willis	06/16/08	T1S R6W	3	154.3	L-3428 P-494
Ackley	Steven R. Lahr	06/18/08	T1S R6W	4	13.5	L-3428 P-526
Ackley	Pauline R. Lehman	06/18/08	T1S R6W	3	5.0	L-3428 P-522
Ackley	Mikeal D. Gutsue	06/19/08	T1S R6W	10; 2	54.4	L-3428 P-554
Ackley	John D. Steele	06/24/08	T1S R6W	3	5.5	L-3428 P-486
Ackley	William H. Burgess	06/25/08	T1S R6W	4	16.8	L-3428 P-562
Ackley	The John Kushak and Marilyn K. Kushak Revocable Living Trust	06/25/08	T1S R6W	4	5.3	L-3428 P-530
Ackley	John Henry Dadow II	06/30/08	T1S R6W	3	6.9	L-3428 P-574
Ackley	The Phillip E. Knoll Family Trust	06/30/08	T1S R6W	3	24.2	L-3428 P-534
Ackley	Matthew Maxson	07/01/08	T1S R6W	4	6.0	L-3428 P-502
Ackley	Paul L. Thompson	07/09/08	T1S R6W	3	16.0	L-3428 P-514
Eaton Rapids	Barbara J. Millisor	06/16/08	T2N R3W	22	4.6	L-2225 P-0406

Drilling Prospect	Lessor	Lease Date	TWP	Section	Net Acres	Liber-Page
Eaton Rapids	Dennis L. Desgrange	06/19/08	T2N R3W	21	74.5	L-2225 P-0262
Mason	Stid, Peter D. Trust	06/11/08	T2N-R1W	10, 15	50.4	B-3335 P-229
Mason	Stid, Sara E. Trust	06/11/08	T2N-R1W	10, 15	50.4	B-3335 P-231
Mason	Snyder, John D. Trust	06/17/08	T2N-R1W	14	10.7	B-3335 P-264
Mason	Stid, Joseph D.. Trust	06/20/08	T2N-R1W	10	50.4	B-3335 P-228
Mason	Mcalla, Frank E. Trust	07/03/08	T2N-R1W	10	150.0	B-3330 P-1003
Mason	Fryer, Michael, etux	07/15/08	T2N-R1W	14	10.0	B-3335 P-233
Mason	Altenritter, Edward F.	07/16/08	T2N-R1W	11	4.5	B-3335 P-238
Mason	Hopp, Rosemary Trust	07/24/08	T2N-R1W	14	32.2	B-3335 P-285
Mason	Threadgould Family Trust	08/05/08	T2N-R1W	14	10.6	B-3335 P-270
Mason	Hankins, Bill F., etux	08/08/08	T2N-R1W	14	3.6	B-3335 P-281
Mason	Peach Tree Associates, LLC	08/08/08	T2N-R1W	10	14.6	B-3335 P-230
Mason	Van Egeren, Lawrence	08/17/08	T2N-R1W	14	3.9	B-3335 P-271
Mason	Bowden, Calvin P., et ux	08/18/08	T2N-R1W	11	4.6	B-3335 P-242
Mason	Gould, Michael G., etux	08/18/08	T2N-R1W	14	31.9	B-3335 P-280
Mason	Snyder, Glen Richard	08/21/08	T2N-R1W	14	3.7	B-3335 P-283
Mason	Collar, Raymond D., et al	08/22/08	T2N-R1W	10	8.4	B-3335 P-246
Mason	Esch, Richard E., etux	08/24/08	T2N-R1W	11	65.2	B-3335 P-251
Mason	Foote, Thomas C., etux	08/26/08	T2N-R1W	11	3.5	B-3335 P-277
Mason	Atkinson, James W., etux	08/27/08	T2N-R1W	11	10.0	B-3335 P-240
Mason	Launstein, Don D., etux	09/05/08	T2N-R1W	11	6.2	B-3335 P-236
Mason	Whittaker, David W., etux	09/08/08	T2N-R1W	11	10.0	B-3335 P-272
Mason	Bontrager, Randall W., etux	09/20/08	T2N-R1W	3	6.4	B-3335 P-241
Mason	Mullin, Michael P., etux	09/21/08	T2N-R1W	11	4.1	B-3335 P-254
Mason	Flood, Michael W., etux	09/22/08	T2N-R1W	11	3.0	B-3335 P-275

Drilling Prospect	Lessor	Lease Date	TWP	Section	Net Acres	Liber-Page
Mason	Brownridge, Dennis G., etux	09/26/08	T2N-R1W	14	1.3	B-3335 P-244
Mason	Kean, William, etux	09/27/08	T2N-R1W	14	2.5	B-3335 P-289
Mason	Ruttan, Dale A., etux	09/28/08	T2N-R1W	11	4.1	B-3335 P-258
Mason	Johnston, Arthur E., etux	09/30/08	T2N-R1W	11	5.0	B-3335 P-287
Mason	Stinson, Paul W.,etux	10/02/08	T2N-R1W	3	3.3	B-3335 P-265
Mason	Jacot, Donald, etux	10/06/08	T2N-R1W	11	1.7	B-3335 P-286
Mason	Carson, Michael R., etux	10/07/08	T2N-R1W	14	1.0	B-3335 P-245
Mason	Goeke-Smith, Jeffrey C.,etux	10/09/08	T2N-R1W	14	16.9	B-3335 P-279
Mason	Slusser, Florence M. Trust; Owen J. Bachman Trustee	10/16/08	T2N-R1W	14	6.5	B-3335 P-239
Mason	Church, Chris K.	10/14/08	T2N-R1W	3	1.0	B-3335 P-246
Mason	Spyke, Brian, etux	10/22/08	T2N-R1W	11	3.8	B-3335 P-268
Mason	Johnson, Russell V etux	10/30/08	T2N-R1W	11	1.9	B-3335 P-288
Mason	Salmon, Jon L. etux	11/05/08	T2N-R1W	14	0.8	B-3335 P-259
Mason	Hicks, Patrick J.	11/05/08	T2N-R1W	14	4.0	B-3335 P-283
Mason	Mason First Church of ther Nazarene	11/07/08	T2N-R1W	10	22.6	B-3335 P-226
Mason	Sherwood, Donald R. etux	11/13/08	T2N-R1W	11	2.0	B-3335 P-262
Mason	Cosgray, Steven R., etux	11/19/08	T2N-R1W	11	1.5	B-3335 P-249
Mason	Frenchette, Mark D. etux	11/21/08	T2N-R1W	14	1.2	B-3335 P-278
Mason	Hoffman, Gary L. etux	10/22/08	T2N-R1W	11	1.6	B-3335 P-284
Mason	Nesbitt, Gary, etux	11/24/08	T2N-R1W	14	1.9	B-3335 P-260
Mason	McClung, David J. etux	12/02/08	T2N-R1W	3	2.4	B-3335 P-253
Mason	Ranshaw, Todd M. etux	12/02/08	T2N-R1W	3	35.4	B-3335 P-257
Mason	Thornsberry, James E.	01/07/09	T2N-R1W	14	4.5	B-3335 P-269